                                                        PRUCO LIFE INSURANCE COMPANY
                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                        STRATEGIC PARTNERS PLUS
                                                       STRATEGIC PARTNERS PLUS 3

                                                   Supplement, dated March 30, 2005
                                                                  To
                                                     Prospectus, dated May 1, 2004

This supplement should be read and retained with the current prospectus for your annuity contract. We are issuing this supplement to describe certain changes that will be occurring with respect to the Evergreen funds. This supplement is intended to update information in the May 1, 2004 prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity referenced here that you do not own. If you would like another copy of the current prospectus or statement of additional information, please contact us at (888) PRU-2888.

EVERGREEN VA FUND

At a special meeting of the shareholders of Evergreen VA Fund (“Evergreen Fund”) to be held on April 1, 2005, shareholders will vote on a proposal to merge Evergreen Fund into Evergreen VA Growth and Income Fund (“Growth and Income Fund”), another mutual fund within the Evergreen family of funds (the “Merger”). If the Merger is approved, then:

o	On or about April 15, 2005, the Evergreen Fund will transfer its assets and identified liabilities to Growth and Income Fund; and

o	Growth and Income Fund will issue new shares that will be distributed to each shareholder in an amount equal to the value of the shareholder’s Evergreen Fund shares; and

o	Upon completion of the Merger, Growth and Income Fund will change its name to Evergreen VA Fundamental Large Cap Fund, and will change its objective from “seeks capital growth in the value of its shares and current income” to “seeks capital growth with the potential for current income.”

In response to these changes, we intend to change the name of the subaccount from Evergreen VA Fund to Evergreen VA Fundamental Large Cap Fund subaccount. In addition, the unit price of the subaccount’s units will be reset to $10.00 per unit on the date of the Merger, and the number of units will be recalculated to reflect the reset in the unit price. Your contract value will not be affected by the changes in the subaccount.

The table below contains annual expenses for the successor portfolio. The annual operating expenses shown are as of December 31, 2004.

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                  Fund Name                     Management Fees    12b-1     Other Expenses     Total Fund
                                                                                                 Expenses
----------------------------------------------- ----------------- -------- ------------------- --------------
----------------------------------------------- -------------------------------------------------------------
Evergreen Variable Annuity Trust:
----------------------------------------------- -------------------------------------------------------------
----------------------------------------------- ----------------- -------- ------------------- --------------
                                                     0.70%         0.00%         0.16%             0.86%
VA Fundamental Large Cap Fund
----------------------------------------------- ----------------- -------- ------------------- --------------

The following description of the principal investment objective of the Evergreen VA Fundamental Large Cap Fund is effective as of
April 18, 2005.   You should read carefully the prospectus for the Evergreen VA Fundamental Large Cap Fund.

--------------------- ---------------------------------------------------------------- ----------------------
     Style/Type                         Investment Objective/Policy                     Portfolio Adviser/
                                                                                            Sub-Adviser
--------------------- ---------------------------------------------------------------- ----------------------
--------------------- ---------------------------------------------------------------- ----------------------
Large Cap Value       Evergreen VA Fundamental Large Cap Fund (formerly Evergreen VA   Evergreen Investment
                      Growth and Income Fund):  seeks capital growth with the          Management Company,
                      potential for current income.  The Fund invests primarily in     LLC
                      common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the
                      Russell 1000® Index, at the time of purchase).  In addition, the Fund will seek to maintain a weighted average market
                      capitalization that falls within the range of the Russell
                      1000® Index.  The Fund's stock selection is based on a
                      diversified style of equity management that allows it to
                      invest in both value and growth-oriented securities.
--------------------- ---------------------------------------------------------------- ----------------------

EVERGREEN VA FOUNDATION FUND

Effective on or about April 18, 2005, Evergreen VA Foundation Fund will change its name to Evergreen VA Balanced Fund. We will make a corresponding change to the name of this subaccount. Your contract value will not be affected by this name change.

                                                     Prudential Annuity Service Center
                                                             P.O. Box 7960
                                                        Philadelphia, PA 19176
                                                            1-888-PRU-2888